Exhibit 99.1

SECOND AMENDMENT TO
LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT to Loan and Security Agreement (this “Amendment”) is entered into this 1st day of October 2013, by and between Silicon Valley Bank (“Bank”) and Cimetrix Incorporated, a Nevada corporation (“Borrower”) whose address is 6979 South High Tech Drive, Midvale, Utah 84047.

Recitals

A.           Bank and Borrower have entered into that certain Loan and Security Agreement dated as of September 27, 2011 as amended by that certain First Amendment to Loan and Security Agreement by and between Bank and Borrower dated as of September 26, 2012 (as the same may from time to time be further amended, modified, supplemented or restated, the “Loan Agreement”).

B.           Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.           Borrower has requested that Bank amend the Loan Agreement to (i) extend the maturity date, (ii) lower the interest rate payable on the Advances, and (iii) revise a financial covenant.

D.           Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1.           Definitions.  Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.           Amendments to Loan Agreement.

2.1           Section 2.3 (Payment of Interest on the Credit Extensions).  The first sentence of Section 2.3(a) is amended in its entirety and replaced with the following:

(a)           Interest Rate.  Subject to Section 2.3(b), the principal amount outstanding under the Revolving Line shall accrue interest at a floating per annum rate equal to the Prime Rate plus three quarters of one (0.75) percentage point, which interest shall be payable monthly in accordance with Section 2.3(f) below.

2.2           Section 6.7(b) (Tangible Net Worth).  Section 6.7(b) is amended in its entirety and replaced with the following:

6.7(b)           Tangible Net Worth.  A Tangible Net Worth equal to or greater than the sum of (A) Two Million Dollars ($2,000,000), plus (B) for each successive quarter, commencing as of the quarter ending December 31, 2013, (i) fifty percent (50%) of net proceeds received by Borrower in the preceding quarter from bona-fide issuances of new equity or bridge financing which constitutes “Subordinated Debt” and (ii) fifty percent (50%) of net income.

2.3           Section 13 (Definitions).  The following term and its respective definition set forth in Section 13.1 is amended in its entirety and replaced with the following:

“Revolving Line Maturity Date” is September 24, 2014.

2.4           Exhibit D (Compliance Certificate).  The Compliance Certificate is amended in its entirety and replaced with the Compliance Certificate in the form of Exhibit A attached hereto.

3.           Limitation of Amendments.

3.1           The amendments set forth in Section 2, above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2           This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4.           Representations and Warranties.  To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1           Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2           Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3           The organizational documents of Borrower delivered to Bank on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6           The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7           This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5.           Integration.  This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.  All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

6.           Counterparts.  This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

7.           Effectiveness.  This Amendment shall be deemed effective as of September 25, 2013 upon (a) the due execution and delivery to Bank of this Amendment by each party hereto, and (b) Borrower’s payment of an amendment fee in an amount equal to $5,000.

[Signature page follows.]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK	BORROWER
Silicon Valley Bank By: /s/ Jayson Davis Name: Jayson Davis Title: Vice President	Cimetrix Incorporated By: /s/ Jodi M. Juretich Name: Jodi M. Juretich Title: Chief Financial Officer

Exhibit A

EXHIBIT D

COMPLIANCE CERTIFICATE

[INSERTED FOR SAMPLE PURPOSES ONLY]

Silicon Valley Bank
PRO FORMA INVOICE FOR LOAN CHARGES

BORROWER:                                     Cimetrix Incorporated
LOAN OFFICER:                               Gary Jackson

DATE:                                                   October 1, 2013

Loan Fee                                                                             $5,000.00
                                                                Documentation Fee                                                                250.00

TOTAL FEES DUE                                                           $5,250.00

{   }   A check for the total amount is attached.

{   }   Debit DDA # __________________ for the total amount.

BORROWER:

Authorized Signer (Date)

SILICON VALLEY BANK

Loan Officer Signature (Date)